UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                February 5, 2002

                             Date of earliest event
                                   reported:
                                February 4, 2002


                          Prime Medical Services, Inc.
             (Exact name of registrant as specified in its charter)


                           Delaware 0-22392 74-2652727
                 (State of (Commission File Number) IRS Employer
                        Incorporation) Identification No.



                         1301 Capitol of Texas Highway
                                  Suite C-300
                              Austin, Texas 78746
              (Address of principal executive offices) (Zip Code)



                                 (512) 328-2892

              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On February 4, 2002, speaking at the UBS Warburg Global Health Services Conference, Chief Finanical Officer John Barnidge gave guidance for the year ending December 31, 2002, stating that earnings per share is estimated to be in the $0.70 to $0.72 range.





                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Prime Medical Services. Inc.



February 5, 2002                            By: /s/  John Q. Barnidge
                                            Name:    John Q. Barnidge
                                            Title:   Chief Financial Officer